                           --SCHEDULE 14A TEMPLATE--
===============================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           Video Display Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                           VIDEO DISPLAY CORPORATION
                         1868 Tucker Industrial Drive
                            Tucker, Georgia  30084
              __________________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 24, 2001
              __________________________________________________


     The Annual Meeting of Shareholders of Video Display Corporation (the Company") will be held on Friday, August 24, 2001, at 9:00 a.m., local time, at the Hampton Inn, 1737 Mountain Industrial Blvd., Stone Mountain, Georgia, for the following purposes:

     1. To elect six directors to serve until the next Annual Meeting of Shareholders.

     2. To transact such other business as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

     Only shareholders of record at the close of business on July 11, 2001, will be entitled to receive notice of and to vote at the meeting. The transfer books will not be closed. A complete list of the shareholders entitled to vote at the meeting will be available for inspection by shareholders at the offices of the Company immediately prior to the meeting.

     The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at any reconvened meeting following such adjournment.

     Whether or not you plan to be present at the meeting, please complete, date and sign the enclosed proxy and return it promptly. Shareholders who are present at the meeting may revoke their proxy and vote in person if they so desire.

                                           By Order of the Board of Directors,

                                           /s/ Carol D. Franklin

                                           Carol D. Franklin
                                           Chief Financial Officer and Secretary


Tucker, Georgia
June 28, 2001

                           VIDEO DISPLAY CORPORATION
                         1868 Tucker Industrial Drive
                             Tucker, Georgia 30084
              __________________________________________________

                                PROXY STATEMENT
                                      for
                        ANNUAL MEETING OF SHAREHOLDERS
                         to be held on August 24, 2001
              __________________________________________________


Information Concerning the Solicitation

          This Proxy Statement, which is first being mailed to shareholders on or about July 16, 2001, is furnished in connection with the solicitation by the Board of Directors of Video Display Corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held on August 24, 2001, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any reconvened meeting following any adjournment thereof (the "Meeting"). The Company's 2001 Annual Report on Form 10-K, including financial statements for the year ended February 28, 2001, accompanies this Proxy Statement.

          The accompanying proxy is solicited by the Board of Directors of the Company (the "Board"). The proxy is revocable at any time before it is exercised. A proxy may be revoked by filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Meeting and voting in person. The shares represented by proxies received by the Board will be voted at the Meeting.

          Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the record date. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. The vote required for the election of directors is a plurality of the votes cast by the shares entitled to vote in the election, provided a quorum is present. Consequently, abstentions and broker non-votes will not be counted as part of the base number of votes to be used in determining if the proposal for the election of directors has received the requisite number of base votes for approval. Thus, with respect to the proposal for the election of directors, an abstention or broker non-vote will have no effect.

          The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain officers, directors and employees may, without compensation, solicit proxies by telephone, telegraph and personal interview. The Company may reimburse brokerage firms and others for expenses incurred in forwarding solicitation material to the beneficial owners of the Company's Common Stock.


Shareholders' Proposals for Next Annual Meeting

          Shareholder proposals intended to be presented in the proxy materials relating to the 2002 Annual Meeting of Shareholders must be received by the Company on or before March 15, 2002.

Outstanding Voting Securities

          The Company has one class of Common Stock, no par value ("Common Stock"), of which 4,559,480 shares were issued and outstanding on June 22, 2001. Each outstanding share is entitled to one vote. The Company also has a class of preferred stock authorized, no shares of which are issued and outstanding at the present time. Only holders of Common Stock of record at the close of business on July 11, 2001, are entitled to vote at the meeting.

                             ELECTION OF DIRECTORS

          Six directors will be elected at the Meeting, each to serve until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified. The persons named in the accompanying Proxy intend to vote the proxies, if authorized, for the election as directors of the six (6) persons named below as nominees.

          If, prior to the Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

          All of the nominees are currently directors of the Company. Information about the Company's directors, including their principal occupation for the past five years, is set forth below:

     Name                        Age         Present Position with the Company
     ----                        ---         ---------------------------------

     Ronald D. Ordway (3)        59      Chairman of the Board, Chief
                                         Executive Officer and Director

     Ervin Kuczogi               61      President and Director

     Murray Fox                  67      Chief Executive Officer of Fox
                                         International, Ltd., Inc. (a
                                         subsidiary of the Company) and
                                         Director

     Carleton E. Sawyer (2)      72      Director

     Ronald G. Moyer (1)(2)(3)   67      Director

     Carolyn C. Howard (2)       38      Director


     ______________________
     (1)  Chairman of Audit Committee
     (2)  Member of Audit Committee
     (3)  Member of Compensation Committee

          Mr. Ordway is a founder of the Company and has served as Chairman of the Board, Chief Executive Officer and as a Director since 1975.

          Mr. Kuczogi was appointed President and Director of the Company in June 1998. Mr. Kuczogi has been Vice President of the Company since 1991 when Chroma Video, Inc., a subsidiary of the Company since 1986, was merged into the Company.

          Mr. Fox was elected a Director of the Company in 1994. He has been involved in the consumer electronics parts business since 1955. He has served as Chief Executive Officer of Fox International Ltd., Inc. since the Company's acquisition of Fox in 1988.

          Mr. Sawyer was elected a Director of the Company in 1984. Until 1988, he was Chairman and President of Display Components, Inc., a Massachusetts manufacturer of magnetic electron optical devices. Since 1988, Mr Sawyer has acted as consultant to various electronics companies. During fiscal 2000 and 2001, Mr. Sawyer has acted as a consultant for the MegaScan division of the Company.

          Mr. Moyer was elected a Director of the Company in 1999. He has served as President, CEO and Chairman of Biosensor, Inc. since July 1998. He has also served as CEO and Chairman of Carolina Medical, Inc. since 1992, Breamar, Inc. since 1997 and Advanced Biosensor, Inc. since 1999. From 1989 to 1991 he was COO of CXR Corporation and prior to 1989 he was CEO and Chairman of Digilog, Inc., a publicly held telecommunications company which he founded in 1969.

          Ms. Howard is a co-founder and co-manager of Howard Interests, a venture capital company. She owned and managed a personnel and staffing firm from 1981 to 1983. From 1983 until 1987 she held a position in banking with a focus on Fannie Mae/Freddie Mac lending, and in 1987 she held positions with securities firms trading and covering institutional accounts. In 1990 Ms. Howard acted as CEO and COO of one of New Hampshire's largest food service and bottled water companies, reorganized and renamed the firm and then in 1997 sold it to Vermont Pure Springs, a publicly traded company.

          Mr. Sawyer, Mr. Moyer and Ms. Howard are qualified as independent Directors as defined by the SEC approved amendments to the NASDAQ's independent director and audit committee listing standards. Mr. Sawyer acted as a consultant for the Company in 2001 but was compensated less than the maximum allowed of $60,000.

          All directors were elected to their current term of office at the Company's Annual Meeting of Shareholders on August 18, 2000; except for Ms. Howard who was appointed in June 2001 in order to comply with NASDAQ audit committee independence requirements. Their terms of office expire at the next Annual Meeting of Shareholders.

          ELECTION OF EACH OF THE SIX NOMINEES WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE COMPANY'S OUTSTANDING COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES WHOSE NAMES APPEAR ABOVE AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

     OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Directors' Fees

     The Company's policy is to pay to directors, who are not also officers of the Company, $1,000 per meeting attended (minimum of four per year), plus reimbursement of travel expenses. Additionally, the Company will issue options to purchase 3,000 shares of VIDE common stock annually at the market bid price on the day of the VDC annual meeting subject to vesting requirements.

Committees of the Board of Directors and Meeting Attendance

     The Board held meetings via telephone conference during the last fiscal year, with all actions by the Board subsequently ratified by execution of consent resolutions by each member of the Board. The Board has an Audit Committee comprised of three members and a Compensation Committee consisting of two members, Mr. Ordway and Mr. Moyer. The Board does not have a separate nominating committee.

     The members of the Audit Committee are Mr. Moyer, Mr. Sawyer and Ms. Howard. Ms. Howard was appointed by the Board on June 4, 2001 to fulfill the Company's NASDAQ requirements to have three independent members on the Audit Committee. Prior to her appointment, Mr. Ordway served on that committee. The Audit Committee recommends engagement of the independent auditors, considers the fee arrangement and scope of the audit, reviews the financial statements and the independent auditors' report, reviews the activities and recommendations of the Company's internal auditors, considers comments made by the independent auditors with respect to the Company's internal control structure, and reviews internal accounting procedures and controls with the Company's financial and accounting staff.

     During fiscal year 2001, all of the Directors attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board on which they serve.

                            COMMON STOCK OWNERSHIP

          The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 05, 2001 with respect to (i) those persons known by the Company to own more than 5% of the outstanding Common Stock of the Company; (ii) each director of the Company; (iii) each executive officer listed in the Summary Compensation Table who is not a director; and (iv) the beneficial ownership of all directors and executive officers as a group:


     Name and Address of Beneficial Owner              Number of Shares (a)          Percent of Class
     ------------------------------------              --------------------          ----------------
     Ronald D. Ordway                                     2,866,746(b)                     58.1%
     1868 Tucker Industrial Drive
     Tucker, Georgia  30084

     Ervin Kuczogi                                           62,400(d)                      1.3%
     Park Street & Riverside Drive
     White Mills, PA 18473

     Carolyn C. Howard                                      102,060                         2.2%
     Jaffrey Center, New Hampshire

     Carleton E. Sawyer                                      42,280                          (c)
     13 Pine Ridge Road
     Concord, New Hampshire  03301

     Dimensional Fund Advisors, Inc.                        265,672                         5.3%
     1299 Ocean Avenue, 11th Floor
     Santa Monica, CA  90401

     Murray Fox                                              18,000(e)                       (c)
     23600 Aurora Road
     Bedford Heights, Ohio  44146

     All Executive Officers and Directors                 3,099,486(f)                     62.9%
     as a group (7 persons)

______________________________

(a) Information relating to beneficial ownership of Common Stock is based upon information furnished by each five- percent shareholder, director and executive officer using "beneficial ownership" concepts set forth in rules promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934. Except as indicated in other footnotes to this table, each person possessed sole voting and investment power with respect to all shares set forth by his name.
(b) Includes 240,000 shares owned by Karen W. Ordway, wife of Ronald D. Ordway, and 1,203,000 owned by Jonathan R. Ordway, son of Ronald D. Ordway. Also includes 275,057 shares in the form of a convertible debenture.
(c)  Less than one percent.
(d)  Includes 60,000 shares subject to exercisable stock options.
(e)  Includes 18,000 shares subject to exercisable stock options.
(f) Includes 96,000 shares subject to exercisable stock options and 275,057 shares in form of convertible debenture.
___________________________

                               EXECUTIVE OFFICERS

     The following table identifies all persons who served as executive officers of the Company at any time during fiscal year 2001, along with certain information including their ages and positions with the Company:

                                                                                         Officer
           Name              Age       Present Position with the Company                  Since
           ----              ---       ---------------------------------                  -----
     Ronald D. Ordway         59             Chairman of the Board,                        1975
                                       Chief Executive Officer and Director

     Ervin Kuczogi            61                    President                              1998

     Carol D. Franklin        40       Chief Financial Officer and Secretary               1995

     Murray Fox               67             Chief Executive Officer of                    1988
                                       Fox International Ltd., Inc. and Director

     Brad Fox                 42                     President of                          1988
                                             Fox International Ltd., Inc.

     John Burke               57                     President of                          1998
                                                  Aydin Display, Inc.

  All of the executive officers of the Company have served as officers and/or
have been employed by the Company for at least the last five years.   Each
executive officer is elected by the Board, or by the Board of Directors of a subsidiary of the Company, and serves at the pleasure of such Board until his successor has been elected and has qualified, or until his earlier death, resignation, removal, retirement or disqualification.

                          TRANSACTIONS WITH AFFILIATES

     During fiscal year 2001, the Company leased certain warehouse space from shareholders, officers and directors under net operating leases with the terms described below:


                                         Lessor and Affiliates'        Annual Base
               Facility                    Interest in Lessor              Rent            Expiration of Lease
               --------                    ------------------              ----            -------------------
     Corporate Headquarters,        Ronald D. Ordway                      $194,000           October 31, 2003
     Warehouse,
     Tucker, Georgia

     Warehouse,                     Ronald D. Ordway                      $120,000           December 31, 2001
     Stone Mountain, Georgia

     Warehouse, Tucker, Georgia     Ronald D. Ordway                      $120,000           December 31, 2005

     The Board believes that the terms of the leases are reasonable and in the best interest of the Company.


Officers and Shareholders

     As of February 29, 2000, the Company had outstanding a $2,200,000 note payable to the CEO. The note payable is due on demand with interest payable monthly at prime plus one percent. During fiscal 2001 the Company borrowed an additional $1,400,00 from the CEO to assist with the acquisition of certain assets of the electro optics division of IST. This borrowing was combined with the Company's existing demand note and, as of February 28, 2001, the outstanding balance was $3,600,000.

     During fiscal 2001, the Company repaid $64,000 on a note payable to a Director, leaving a balance of $136,000 at February 28, 2001.

                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

Executive Compensation

     The following table sets forth the annual and long-term compensation for the last three fiscal years for the Company's Chief Executive Officer and the three executive officers who were serving as executive officers at the end of fiscal year 2001 and whose annual salary and bonus exceeds $100,000 (the "Named Executive Officers").

                          Summary Compensation Table

                                                                                               Long-Term
                                                       Annual Compensation                    Compensation          All Other
                                           -----------------------------------------------    ------------          ---------
                                                                           Other Annual                             All Other
      Name and                               Salary          Bonus         Compensation         Options/          Compensation
  Principal  Position             Year         ($)            ($)             ($)(1)            SARs (#)             ($)(1)
  -------------------             ----        -----          -----            ------            --------             ------
Ronald D. Ordway                  2001       150,000          --                --                 --                  3000
 Chairman of the Board            2000       150,000          --                --                 --                    --
 and Director                     1999       150,000          --                --                 --                    --

Ervin Kuczogi                     2001       106,000          --                --                 --                  2000
 President and Director           2000       100,000          --                --                 --                    --
                                  1999       100,000          --                --                 --                    --
                                                                                                   --
Murray Fox                        2001       148,000          --                --                 --                  3000
 CEO - Fox International          2000       155,000          --                --                 --                    --
 Ltd., Inc.                       1999       144,000          --                --                 --                    --

Brad Fox                          2001       112,000          --                --                 --                  2000
 President - Fox                  2000       113,000          --                --                 --                    --
 International Ltd., Inc.         1999       113,000          --                --                 --                    --

John Burke                        2001       133,000          --                --                 --                    --
 President - Aydin                2000       150,000          --                --                 --                    --
 Displays, Inc.                   1999       150,000          --                --                 --                    --

_____________________________________


(1) Amounts of "All Other Compensation" reflect Company matching contributions pursuant to the Company's 401(k) Retirement Plan (a qualified salary deferral plan under Section 401(k) of the Internal Revenue Code).

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

   No options were exercised by the Named Executive Officers during fiscal year 2001.



              Aggregated Option/SAR Exercises In Last Fiscal Year
                     And Fiscal Year-End Option/SAR Values


                                                                                      Value of Unexercised
                                 Shares                   Number of Unexercised           In-the Money
                                Acquired                     Options/SARs at            Options/SArs at
                                   on          Value       Fiscal Year-End (#)        Fiscal Year-End($)(1)
                                Exercise     Realized        Exercisable (E)            Exercisable (E)
      Name                        (#)          ($)          Unexercisable (U)          Unexercisable (U)
      ----                      --------     --------     ---------------------       --------------------
Ervin Kuczogi                      --          --            60,000 (E)                    $195,000(E)
Murray Fox                         --          --            18,000 (E)                    $ 37,500(E)

_______________________________

(1) Represents the excess of the market value of the shares subject to such options over the exercise price of such options with the fair market value as of February 28, 2001 being $7.25

Compensation Committee Report on Executive Compensation

   The Compensation Committee has furnished the following report on Executive
Compensation:

   The base salaries for Messrs. Ordway and Kuczogi were determined by Mr. Ordway, as Chairman of the Board and approved by the Compensation Committee. There was no increase paid to Mr. Ordway for the fiscal year. For all other executive officers, base salary was determined based on prior compensation, with adjustments for cost of living increases, changes in job responsibility and job performance.

                                       Members of the Compensation Committee

                                             Ronald D. Ordway
                                             Ronald G. Moyer

Audit Committee Report

     This Report of the Audit Committee is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

To the Board of Directors:

     The Audit Committee is composed of three independent directors and operates under a written charter adopted by the Board, which is attached to this proxy statement as Appendix A. The members of the Audit Committee are currently Mr. Moyer (Chairman of the Audit Committee), Mr. Sawyer and Ms. Howard. The Audit Committee recommends to the Board the selection of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has held telephone discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principals generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the matters required to be discussed by Statements on Auditing Standards No. 61 (Communications with Audit Committees) and No. 90 (Audit Committee Communications) with the independent accountants.

     The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended February 28, 2001 filed with the Securities and Exchange Commission.

     Audit fees. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended February 28, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $172,000.

     Financial Information Systems Design and Implementation Fees. There were no fees billed by BDO Seidman LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended February 28, 2001.

     All Other Fees. The aggregate fees billed by BDO Seidman, LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended February 28, 2001 were $93,000.

                              The Audit Committee
                                Ronald G. Moyer
                              Carleton E. Sawyer
                               Carolyn C. Howard


                        COMPENSATION PURSUANT TO PLANS

     In 1992, the Company adopted a 401(k) Retirement Plan that covers substantially all employees. Employee contributions are limited to 15% of each employee's compensation, and the Company may match 50% of up to the first 8% of gross compensation contributed by the employee. The Compensation Committee has recommended that the Company elect to match 50% of the first 4% of gross compensation contributed by each employee for the year ended February 28, 2001.

     The Company has established a stock option plan as a performance incentive program. The options may be granted to key employees at a price not less than fair market value at the time the options are granted and are exercisable beginning on the first anniversary of the grant for a period not to exceed ten years from date of grant.

                            SECTION 16(a) REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two-year period ended February 28, 2001, all
Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with.

                               PERFORMANCE GRAPH

     The following line-graph presentation compares cumulative, five-year shareholder returns of the Company with the NASDAQ Stock Market (U.S. Companies) and an industry group composed of manufacturers of electronic components over the same period (assuming the investment of $100 in the Company's Common Stock, the NASDAQ Stock Market (U.S. Companies) and the industry group on February 28, 2001, and reinvestment of all dividends).

               Comparison of Five-Year Cumulative Total Returns

                Performance Graph for Video Display Corporation





-------------------------------------------------------------------------------------------------------------------------
                                    Legend
Symbol        Total Returns Index for:                   02/29/96   02/28/97   02/28/98   02/28/99   02/29/00   02/28/01
------        ------------------------                   --------   --------   --------   --------   --------   --------

________ [_]  Video Display Corporation                     100.0      125.9      137.0      281.5      190.3      190.3
 ...__...  *   Nasdaq Stock Market (US Companies)            100.0      141.3      168.5      230.3      604.3      604.3
--------  #   Nasdaq Electronic Components Stocks           100.0      172.8      301.6      371.9     1125.9     1125.9
              SIC 3670-3679  US & Foreign
Notes:
    A.  The lines represent monthly index levels derived from compounded daily returns that include all dividends.
    B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
    C:  If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
    D.  The index level for all series was set to $100.00 on 02/29/96.
------------------------------------------------------------------------------------------------------------------------

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


     BDO Seidman, LLP, Atlanta, Georgia, was engaged by the Board of Directors of the Company as auditors for the Company and its subsidiaries for the fiscal year ending February 28, 2001. BDO Seidman, LLP has served as the Company's independent auditors since 1995. Management expects that a representative of BDO Seidman, LLP will be present at the Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by shareholders.


                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board does not know of any business which will be presented for consideration at the Meeting other than that specified herein and in the Notice of Annual Meeting of shareholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2001, TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. ALL SUCH REQUEST SHOULD BE SENT TO: CORPORATE SECRETARY (FORM 10-K REQUEST), VIDEO DISPLAY CORPORATION, 1868 TUCKER INDUSTRIAL ROAD, TUCKER, GEORGIA 30084.

Please SIGN and RETURN the enclosed Proxy promptly.



June 28, 2001

                                  Appendix A

                           VIDEO DISPLAY CORPORATION
                            AUDIT COMMITTEE CHARTER


Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

 . Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries, approve fees to be paid to the independent accounts and review and approve the discharge of the independent accountants.

 . Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

 . Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

 . Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

 . Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

 . Review accounting and financial resources and succession planning within the company.

 . Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

 . Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgement, that is appropriate.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED.

 IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES AND "FOR" ALL PROPOSALS.


                          Dated___________________________________


                               ___________________________________
                                            Signature


                               ___________________________________
                                  Joint Signature if applicable


                               Please sign exactly as the name appears on the left. If shares are jointly held, all joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized officer.

--------------------------------------------------------------------------------


                           VIDEO DISPLAY CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
         ANNUAL MEETING FOR HOLDERS OF COMMON STOCK---AUGUST 24, 2001


     The undersigned hereby constitutes and appoints R. D. Ordway and Erv Kuczogi, or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of Shareholders of Video Display Corporation to be held at the Hampton Inn, 1737 Mountain Industrial Boulevard, Stone Mountain, Georgia, on Friday, August 24, 2001, at 9:00 a.m. local time, and any adjournments thereof, and to vote all of the shares of Common Stock of said Corporation which the undersigned could vote, with all powers thereof the undersigned would possess if personally present at such meeting.

Management            (1) Election of Directors:
recommends                                                  [_] FOR all nominees listed below                      [_] AGAINST
                                         [_] ABSTAIN

a vote FOR                     (except as indicated)                             all nominees below.       from voting.
all nominees
                             If you wish to vote against any individual nominee, strike a line through that nominee's name in the list below:

                             RONALD D. ORDWAY, ERVIN KUCZGOI, RONALD G. MOYER, MURRAY FOX,
                             CAROLYN HOWARD and CARLETON E. SAWYER

                             If you wish to abstain from voting for any individual nominee, strike a line through that nominee's name in the list below:

                             RONALD D. ORDWAY, ERVIN KUCZOGI, RONALD G. MOYER, MURRAY FOX
                             CAROLYN HOWARD and CARLETON E. SAWYER



                      (2)  In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                                         (Please sign and date on other side and return in the enclosed envelope)